Exhibit 99.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                           (18 U.S.C.Section 1350)

    The undersigned executive officer of Jacksonville Bancorp, Inc., (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                              /s/ Jerry M. Chancellor
                              --------------------------------------------
                              Name: Jerry M. Chancellor
                              Title: President and Chief Executive Officer


Date: May 12, 2003


     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.